United States
Securities and Exchange Commission
Washington, D.C. 20549

Form 8-K/A
(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2007

XEDAR CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	000-08356	84-0684753
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8310 South Valley Highway, Suite 220
Englewood, CO 80112
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code: (303) 377-0033

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A amends and supplements the Current Report on Form 8-K filed by Xedar Corporation on October 2, 2007, in connection with the acquisition described in Item 2.01 of that Form 8-K, which was completed on October 1, 2007.  This amendment No. 1 is being filed to include financial information required by Item 9.01 and does not otherwise amend or alter Xedar Corporation’s Current Report on Form 8-K, filed October 2, 2007.

Item 9.01 Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The following financial statements of Pixxures, Inc. are filed with this Report as Exhibit 99.1:

-	Independent Auditors’ Report
-	Balance Sheets as of December 31, 2006 and 2005, and June 30, 2007 (unaudited)
-	Statements of Operations for the years ended December 31, 2006 and 2005, and for the six months ended June 30, 2007 and 2006 (unaudited)
-	Statements of Changes in Redeemable Convertible Preferred Stock and Stockholders’ Deficit for the years ended December 31, 2006 and 2005, and six months ended June, 30, 2007 (unaudited)
-	Statements of Cash Flows for the years ended December 31, 2006 and 2005, and six months ended June 30, 2007 and 2006 (unaudited)
-	Notes to Financial Statements

(b) Pro forma financial information.

The following unaudited pro forma consolidated financial statements of Xedar Corporation and Pixxures, Inc. are filed with this Report as Exhibit 99.2:

-	Introduction to Pro Forma Consolidated Financial Information
-	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2007
-	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2006
-	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the six months ended June 30, 2007
-	Notes to Pro Forma Consolidated Financial Statements

 (d) Exhibits.

Number	Description

10.1
Agreement and Plan of Merger, dated September 26, 2007, by and among Xedar Corporation, a Colorado corporation, Pixxures, Inc., a Delaware corporation,  and Pixx Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Xedar (incorporated by reference to Exhibit 10.1 of our Current Report on Form 8-K filed October 2, 2007)

23.1	Consent of Independent Registered Accounting Firm
99.1	Financial Statements of Pixxures, Inc. for the years ended December 31, 2006 and 2005, and six months ended June 30, 2007 and 2006
99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements for the year ended December 31, 2006, and six month ended June 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XEDAR CORPORATION

Date: November 9, 2007	By:	/s/ Steven M. Bragg
Steven M. Bragg, Chief Financial Officer

Exhibits Index

Number	Description

10.1
Agreement and Plan of Merger, dated September 26, 2007, by and among Xedar Corporation, a Colorado corporation, Pixxures, Inc., a Delaware corporation,  and Pixx Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Xedar (incorporated by reference to Exhibit 10.1 of our Current Report on Form 8-K filed October 2, 2007)

23.1	Consent of Independent Registered Accounting Firm
99.1	Financial Statements of Pixxures, Inc. for the years ended December 31, 2006 and 2005, and six months ended June 30, 2007 and 2006
99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements for the year ended December 31, 2006, and six month ended June 30, 2007